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                                                                      EXHIBIT 24

                        GREAT LAKES CHEMICAL CORPORATION

                          DIRECTORS' POWER OF ATTORNEY


  The undersigned DIRECTORS OF GREAT LAKES CHEMICAL CORPORATION (the "Company") hereby designate and appoint

  EMERSON KAMPEN, President, Chief Executive Officer and Chairman of the Board ROBERT T. JEFFARES, Senior Vice President and Chief Financial Officer RICHARD R. FERGUSON, Vice President and Treasurer

and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the Company and the undersigned, to prepare or cause to be prepared, to execute and file from time to time with the Securities and Exchange Commission, Washington, D.C. (the "Commission")

  (i) a registration statement or statements on Form S-8 or any other appropriate form or forms pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering shares of Common Stock of the Company to be issued pursuant to the Company's 1993 Employee Stock Compensation Plan, and

  (ii) any and all amendments, including post-effective amendments, and exhibits to such annual report and registration statements, and any and all applications or other documents to be filed with the Commission or elsewhere pertaining to the securities to which such registration statement(s) relate(s), with full power and authority to take or cause to be taken all other actions which in the judgment of such attorney may be necessary or appropriate to effect the registration under the Act of the shares of Common Stock of the Company issued or to be issued under the Plan.

  EXECUTED on the dates set forth below.


________________________________           ____________________________
Emerson Kampen                             William H. Congleton
December 8, 1993                           December 8, 1993


________________________________           ____________________________
John S. Day                                Herschel H. Friday
December 8, 1993                           December 8, 1993


________________________________           ____________________________
Martin M. Hale                             Leo H. Johnstone
December 8, 1993                           December 8, 1993

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